Net Income/(Loss) Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Schedule Of Basic And Diluted Net Income/(Loss) Per Share

	2012	2011	2010
	(in millions)
Net loss — continuing operations	$(372.7)	$(453.5)	$(561.3)
Net income — discontinued operations	235.3	1,014.0	236.6

Net (loss)/income — total operations	$(137.4)	$560.5	$(324.7)

Basic and diluted net income/(loss) per share for the years ended December 31 is as follows:
Basic and diluted earnings/(loss) per share:
From continuing operations	$(0.63)	$(0.77)	$(0.96)
From discontinued operations	0.40	1.73	0.40

Total attributable to the ordinary shareholders of the Parent Company	$(0.23)	$0.95	$(0.56)

Basic and diluted weighted average number of ordinary shares outstanding (in millions) — continuing and discontinued operations and total operations	592.4	587.6	584.9